Exhibit 99.1

Nasdaq: RNVA Diagnostics and supportive software solutions to healthcare providers. May 2 nd 2016

This presentation includes forward - looking statements about Rennova Health’s anticipated results that involve risks and uncertainties . Some of the information contained in this presentation, including statements as to industry trends and plans, objectives, expectations and strategy for the combined businesses, contains forward - looking statements that are subject to risks and uncertainties that could cause actual results or events to differ materially from those expressed or implied by such forward - looking statements . Any statements that are not statements of historical fact are forward - looking statements . When used, the words "believe," "plan," "intend," "anticipate," "target," "estimate," "expect" and the like, and/or future tense or conditional constructions ("will," "may," "could," "should," etc . ), or similar expressions, identify certain of these forward - looking statements . Important factors which could cause actual results to differ materially from those in the forward - looking statements are detailed in filings made by Rennova Health with the Securities and Exchange Commission . Rennova Health undertakes no obligation to update or revise any such forward - looking statements to reflect subsequent events or circumstances, except to the extent required by applicable law or regulation . Note : This presentation includes certain “Non - GAAP” financial measures as defined by SEC rules . As required by the SEC, we have provided a reconciliation of those measures to the most directly comparable GAAP measures on the Regulation G slide included as slide 13 of this presentation . Non - GAAP financial measures should be considered in addition to, but not as a substitute for, reported GAAP results . Forward looking Statements and Non - GAAP Information 2

3 We are Rennova Health Healthcare is being transformed

Rennova Health, Inc . Phone : 844 - RENNOVA 400 South Australian Avenue Email : info@rennovahealth.com 8th Floor www.rennovahealth.com West Palm Beach, FL 33401 4 Key Investment Highlights • Five - year history of operations with multiple significant milestones • Substantial and profitable revenues from our core lab testing business • We operate in a very sizable and well established market place • Focused strategic growth plan based off a solid foundation • We have a capable, experienced management team ( 200 employees) • Multiple laboratories in place with potential for additional tests • Value added products launched in 4 Q 2015 to drive further growth • EHR & Practice Management product for Substance Abuse sector • Medical Billing • We have significant opportunity for growth of core business revenues ; > 90 % of current revenues derived from diagnostics • We have secured in - network contracts with a number of payers nation wide • Supportive software solutions provide additional revenue opportunity and a more sustainable relationship with our customers Rennova has positioned itself to maintain a sustainable long term relationship with medical providers by providing a number of essential products and services, creating efficiencies for the provider and benefiting from additional revenue for the provision of these services and products

• The diagnostics sector has changed dramatically in the last few years • Paper records and faxes meant different vendors to a medical provider could function side by side without communication • Electronic platforms and integration have created a need for providers of solutions to communicate, efficiently, accurately, automatically and fast • Medical providers need more than just diagnostics; They need an increasing number of integrated and interoperable solutions to enable their business to function • Our core business is diagnostics: Historically >95% of our revenue is from diagnostics The focus on diagnostics combined with supportive software solutions means that is now changing • Compliance needs have increased with an ever more demanding regulatory and payer environment 5 Rennova Health, Inc. offers a single source solution for Medical Providers

6 Clinical Lab S ervices Revenue Cycle Management Software S olutions Single Source Solution Rennova Health, Inc. offers a single source solution for Medical Providers 5 Clinical Laboratories Integrated Medical Billing Company Proprietary Lab ordering and reporting Laboratory Information System (LIS) EHR / Practice Management Solution Interpretation and Decision support Our core business is diagnostics: > 90% of our revenue currently comes from diagnostics

2015 Accomplishments Top three accomplishments: Merger & Nasdaq listing Supportive Software Development Completed Lab Development 7

Launched in 4 th quarter 2015 8

• Seamus Lagan CEO 20 years experience in the restructuring, development and management of startup and small companies • Jason Adams CFO CFO in behavorial health sector and Senior Financial Management of public companies • Victoria Nemerson, Esq. Corporate Counsel 25 years experience as a trial and defense attorney in the healthcare sector • Steven Burdelski Chief Compliance Officer 25 years with the FBI with responsibility for corporate and legal compliance to improve performance • Jack Seeley CEO, Marketing & Sales 14 years experience in toxicology and Former VP for Solstas Lab Partners (now Quest Diagnostics ) • Al Lechner EVP of Sales, Health Technology Solutions 30 years with GE Healthcare. Responsible for healthcare technology & software sales. • Sebastien Sainsbury Investor & Public Relations Banking and wealth management and 10 years on the Board of AIG International • Tiffany Vandemark EVP, Marketing 18 years in marketing. Oversaw the launch and first four years of Chobani (Greek yogurt) 9 Management

10 • Thomas Mika Chairman of Rennova, CEO of CollabRx (subsidiary) 10 years as Chairman and CEO of a Nasdaq listed Company. Oversaw a number of public offerings. Holds a Bachelor of Science degree in Microbiology, MBA Harvard • Seamus Lagan CEO 20 years experience in the restructuring, development and management of startup and small companies Founder, investor and shareholder • Christopher Diamantis Director Chairman and CEO of Integrated Financial Settlements, Inc., a structured settlement consulting firm. • Michael Goldberg Director 16 years as CEO of an AMEX - listed healthcare company that acquired 23 labs and 2 hospitals under his tenure • Dr. Paul Billings Director A nationally recognized expert on genomic and precision medicine. Has served as Chief Medical Officer or Director of some of the nation‘s largest health care companies • Benjamin Frank Director Retired lawyer and businessman who served as Chairman of the Board of the Healthcare District of Palm Beach County • Robert Lee Director 16 years as a Managing Director of Morgan Stanley Dean Witter and Managing Director of the M&A group at Morgan Stanley, where he worked closely with financial sponsors. Chairman of numerous audit committees Board of Directors

History in Numbers $3,993,000 $21,076,000 $41,889,000 $59,429,000 $37,887,000 $621,000 $4,183,000 $14,775,000 $19,749,000 $3,214,000 $- $10,000,000 $20,000,000 $30,000,000 $40,000,000 $50,000,000 $60,000,000 $70,000,000 2011 2012 2013 2014 2015 Adjusted Revenues Adjusted EBITDA Reconciliation of Adjusted Measures to GAAP displayed on page 13 11

Capitalization at April 15, 2016 Common Shares Outstanding 14,782,557 Dilutive Potential Shares: Stock Options @ WAVG $6.41 1,822,675 Warrants @ WAVG $1.83 6,898,560 Convertible Debt 1,074,402 Convertible Preferred Stock 11,540,397 Total Dilutive Potential 21,336,034 Fully Diluted Common Shares Outstanding 36,118,591 12

13 (in thousands) 2011 2012 2013 2014 2015 GAAP Net Revenue 3,993$ 21,076$ 41,889$ 57,928$ 18,393$ Reserve for Aged Accounts Receivable - - - 1,501 19,494 Adjusted Revenues 3,993$ 21,076$ 41,889$ 59,429$ 37,887$ GAAP Pretax Income 415$ 3,228$ 13,829$ 15,382$ (43,759)$ Depreciation and Amortization 18 66 408 1,500 2,750 Interest Expense 175 654 475 514 2,690 Impairment of Goodwill and Intangibles - - - - 18,411 Stock Compensation Expense 13 235 63 852 3,628 Reserve for Aged Accounts Receivable - - - 1,501 19,494 Adjusted EBITDA 621$ 4,183$ 14,775$ 19,749$ 3,214$ Depreciation and Amortization (18) (66) (408) (1,500) (2,750) Cash Interest Expense (175) (409) (242) (511) (1,164) Other Income (19) 352 (196) 241 3,164 Provision for Income Taxes at Standard 38.8% (159) (1,575) (5,404) (6,976) (956) Adjusted Net Income 250$ 2,485$ 8,525$ 11,003$ 1,508$ Select Income Statement Items Reconciliation of GAAP to Adjusted Measures

Drug and Alcohol Rehabilitation • Total Market Size – estimated at $35 Billion* • Large and growing number of facilities in a fragmented market • Between 14,500 to 16,700 outpatient clinics* Market growth from high demand: • Over 23 million Americans are addicted to alcohol and other drugs** • The number of Americans in addiction treatment ranges from 2.5 million to 4.1 million*** • 3 to 5 million people who have a diagnostic addiction disorder warranting treatment will gain coverage through healthcare reform **** Pain Management Sector • Total Market Size – estimated at $2 - $4 billion***** • Large and growing number of clinics in a fragmented market • Private clinics in the U.S. estimated between 1,500 to 2,500 • More than 6,800 doctors specialize in pain management and more than 600,000 doctors are licensed to prescribe pain medication Market growth from high demand: • Chronic pain affects an estimated 100 million Americans, or one - third of the U.S. population****** Approximately 25 million people experience moderate to severe chronic pain with significant pain - related activity limitations and diminished quality of life***** • Between 5 to 8 million people use opioids for long - term pain management • In 2012, U.S. providers wrote 259 million prescriptions for opioid painkillers******* Market Drivers Lab Services Drivers • Secular growth • Compliance Value - added services • Efficiency • Cost • Revenue cycle management 14 Sources: *IBIS World, ** The National Council on Alcoholism and Drug Dependency , *** SAMHSA , **** National Association of Alcoholism and Drug Abuse Counselors ***** The U.S. Addiction Rehab Market, Bharat Publication, ******NIH , *******CDC and Pain Physician Publication . Our Target M arkets

Our Payers

- **Initiated Medicaid Licensing & Third Party Payer initiative in December 2015**
  - Applied for Medicaid Licenses in 31 States
  - As of April 29, 2016 possess Medicaid Licenses in 16 States

- **Current Third Party Insurance Payer Contracts**
  - Blue Shield of California
  - Coventry (National Contract)
  - Corvel
  - Multiplan
  - PrimeHealth
  - FedMed
  - HealthSmart
  - America's Choice Provider Network
  - Tricare – South (Humana Military)

Solutions Driven by Innovation 16

Strategy 17

The Long Term Strategy Create a sustainable relationship with our customers to grow recurring revenue and provide value to our shareholders How? Build from a toxicology - focused company to: 1. A significant and diverse diagnostics business 2. Offering supportive software solutions that add value by generating sustainable customer relationships and revenue 3. Exploring and developing new opportunities to improve provider and patient experiences and outcomes. Remain proactive to the needs of patients and medical providers. 18

• Strengthen core diagnostic business o Capitalize on recent disruption in toxicology sector o Increase Clinical testing o Launch Pharmacogenomics testing o Launch DTC (direct to consumer) testing – StableSpot ™ initial ambition, testosterone • Accelerate growth and/or launch: o HTS supportive software product sales (EHR in Rehab sector) o Medical Billing services o Interpretation and decision support in cancer diagnostics 2016 Goals 19

Program Objectives : • Ensure consistency in messaging and information • Provide effective and easy to use platform • Make information accessible anytime and from anywhere • Enable opportunity for monitoring and assessment Initially for sales reps, but to be expanded over time for all employees. Goal is 100% training compliance . Online Training Program Launch to deliver increased sales 20

Epinex Diagnostics Opportunities in the Pipeline Genomas Genomics based diagnostics - drug management solution Diabetes and Rapid diagnostic tests for providers & consumers 21

Rennova Health, Inc . Phone : 844 - RENNOVA 400 South Australian Avenue Email : info@rennovahealth.com 8th Floor www.rennovahealth.com West Palm Beach, FL 33401 22 Key Investment Highlights • Five - year history of operations with multiple significant milestones • Substantial and profitable revenues from our core lab testing business • We operate in a very sizable and well established market place • Focused strategic growth plan based off a solid foundation • We have a capable, experienced management team ( 200 employees) • Multiple laboratories in place with potential for additional tests • Value added products launched in 4 Q 2015 to drive further growth • EHR & Practice Management product for Substance Abuse sector • Medical Billing • We have significant opportunity for growth of core business revenues ; > 90 % of current revenues derived from diagnostics • We have secured in - network contracts with a number of payers nation wide • Supportive software solutions provide additional revenue opportunity and a more sustainable relationship with our customers Rennova has positioned itself to maintain a sustainable long term relationship with medical providers by providing a number of essential products and services, creating efficiencies for the provider and benefiting from additional revenue for the provision of these services and products

Q & A 23